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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: June 30, 1998
                       (Date of earliest event reported)

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                           FEDERAL EXPRESS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)

             1-7806                                   71-0427007
      (Commission File Number)               (IRS Employer Identification No.)


                 2005 Corporate Avenue, Memphis, Tennessee 38132
                    (Address of principal executive offices)

       Registrant's Telephone Number, including area code: (901) 369-3600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-49411, which was declared effective on June 11, 1998.

Exhibit              Description of Exhibit

1 Underwriting Agreement relating to Federal Express Corporation 1998-1-A Pass Through Trust, 1998-1-B Pass Through Trust and 1998-1-C Pass Through Trust

4.a.1 Pass Through Trust Agreement dated as of May 1, 1997, between Federal Express Corporation and First Security Bank, National Association (the "Pass Through Trustee") (Filed as Exhibit 4.a.3 to Registrant's Form 8-K dated May 12, 1997, Commission File No. 1-7806, and incorporated herein by reference.)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1998-1-A, 1998-1-B and 1998-1-C to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.a.4 Form of Intercreditor Agreement among the Pass Through Trustee, Kreditanstalt fur Wiederaufbau (the "Liquidity Provider"), and First Security Bank, National Association (the "Subordination Agent")

4.a.5 Forms of Irrevocable Revolving Credit Agreements for Class A and Class B Pass Through Certificates between the Subordination Agent and the Liquidity Provider

4.b.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE,
                     N680FE, N681FE and N682FE, respectively) between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee") relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE, N680FE,
                     N681FE and N682FE, respectively) in connection with the offering of Pass Through Certificates

4.b.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.b.1)

4.c Forms of Participation Agreements (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE, N680FE,
                     N681FE and N682FE, respectively) among Federal Express Corporation, the applicable Owner Participant, the Original Loan Participants, if any, the Indenture Trustee, the Owner Trustee, the Pass Through Trustee and the Subordination Agent relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE,
                     N677FE, N678FE, N679FE, N680FE, N681FE and N682FE,
                     respectively)

4.d Forms of Trust Agreements (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE and
                     N682FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust
                     Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE,
                     N676FE, N677FE, N678FE, N679FE, N680FE, N681FE and
                     N682FE, respectively)

4.e Forms of Lease Agreements (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE and
                     N682FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE,
                     N675FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE
                     and N682FE, respectively)

4.f Form of Ancillary Agreement I (Federal Express Corporation Trust No. N675FE) among the Federal Express Corporation, as Lessee, the applicable Owner Participant, the Indenture Trustee and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust No. N675FE)

4.g Forms of Owner Participant Guaranty (Federal Express Corporation Trust Nos. N590FE and N675FE) in favor of Federal Express Corporation, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N590FE and N675FE)

4.h Forms of Owner Trustee Guaranty (Federal Express Corporation Trust Nos. N590FE and N675FE) in favor of Federal Express Corporation, the applicable Owner Participant, the Indenture Trustee and the Pass Through Trustee, relating to Equipment Trust Certificates
                     (Federal Express Corporation Trust Nos. N590FE and N675FE)


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  MICHAEL W. HILLARD
                                    ------------------------
                                       Michael W. Hillard
                                       Vice President and Controller
                                       (principal accounting officer)


Dated:  June 30, 1998

                                 EXHIBIT INDEX

Exhibit              Description of Exhibit

1 Underwriting Agreement relating to Federal Express Corporation 1998-1-A Pass Through Trust, 1998-1-B Pass Through Trust and 1998-1-C Pass Through Trust

4.a.1 Pass Through Trust Agreement dated as of May 1, 1997, between Federal Express Corporation and First Security Bank, National Association (the "Pass Through Trustee") (Filed as Exhibit 4.a.3 to Registrant's Form 8-K dated May 12, 1997, Commission File No. 1-7806, and incorporated herein by reference.)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1998-1-A, 1998-1-B and 1998-1-C to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.a.4 Form of Intercreditor Agreement among the Pass Through Trustee, Kreditanstalt fur Wiederaufbau (the "Liquidity Provider"), and First Security Bank, National Association (the "Subordination Agent")

4.a.5 Forms of Irrevocable Revolving Credit Agreements for Class A and Class B Pass Through Certificates between the Subordination Agent and the Liquidity Provider

4.b.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE,
                     N680FE, N681FE and N682FE, respectively) between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee") relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE, N680FE,
                     N681FE and N682FE, respectively) in connection with the offering of Pass Through Certificates

4.b.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.b.1)

4.c Forms of Participation Agreements (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE, N680FE,
                     N681FE and N682FE, respectively) among Federal Express Corporation, the applicable Owner Participant, the Original Loan Participants, if any, the Indenture Trustee, the Owner Trustee, the Pass Through Trustee and the Subordination Agent relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE,
                     N677FE, N678FE, N679FE, N680FE, N681FE and N682FE,
                     respectively)

4.d Forms of Trust Agreements (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE and
                     N682FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust
                     Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE,
                     N676FE, N677FE, N678FE, N679FE, N680FE, N681FE and
                     N682FE, respectively)

4.e Forms of Lease Agreements (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE, N675FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE and
                     N682FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N585FE, N590FE, N620FE, N621FE, N623FE,
                     N675FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE
                     and N682FE, respectively)

4.f Form of Ancillary Agreement I (Federal Express Corporation Trust No. N675FE) among the Federal Express Corporation, as Lessee, the applicable Owner Participant, the Indenture Trustee and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust No. N675FE)

4.g Forms of Owner Participant Guaranty (Federal Express Corporation Trust Nos. N590FE and N675FE) in favor of Federal Express Corporation, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N590FE and N675FE)

4.h Forms of Owner Trustee Guaranty (Federal Express Corporation Trust Nos. N590FE and N675FE) in favor of Federal Express Corporation, the applicable Owner Participant, the Indenture Trustee and the Pass Through Trustee, relating to Equipment Trust Certificates
                     (Federal Express Corporation Trust Nos. N590FE and N675FE)